1 January 16, 2024 L1 Capital Global Opportunities Master Fund 1688 Meridian Ave., Level 6 Miami Beach, Florida 33139 Attn: David Feldman Email: dfeldman@11capitalglobal.com Re: L1 Settlement of Note Facility Ladies and Gentlemen: Reference is made to the Securities Purchase Agreement dated as of April 29, 2022, between L1 Capital Global Opportunities Master Fund, a Cayman Island business organization (“Lender”) and SpringBig Holdings, Inc., a Delaware corporation (“Borrower”), as heretofore amended (the “Purchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. Pursuant to the Purchase Agreement, Borrower issued to Lender a Senior Secured Original Issue Discount Convertible Promissory Note, in the original principal amount of $11,000,000, dated as of June 14, 2022 (as heretofore amended, the “Note”) and a Common Stock Purchase Warrant, dated as of June 14, 2022, originally exercisable for 589,980 shares of the Borrower’s Common Stock (as heretofore amended, the “Warrant”), Borrower and Lender entered into a Registration Rights Agreement, dated as of June 14, 2022 (the “Registration Agreement”), Borrower and Lender entered into a Pledge Agreement, dated as of June 14, 2022 (the “Pledge Agreement”), Borrower, Lender and Borrower’s wholly-owned subsidiary, SprinBig, Inc. (“Guarantor”), entered into a Security Agreement, dated as of June 14, 2022 (the “Security Agreement”) and Lender and Guarantor entered into a Guaranty Agreement, dated as of June 14, 2022 (the “Guaranty” and collectively with the Purchase Agreement, the Note, the Warrant, the Security Agreement, the Pledge Agreement, the Registration Agreement and the other documents and agreements executed and delivered in connection therewith, as heretofore amended, the “Loan Documents”). Lender understands that Borrower will be entering into a financing transaction that is expected to close on or before January 23, 2024 (the “Closing Date”), and, in connection therewith, Borrower will obtain funds to pay Lender in respect of the liabilities, obligations and indebtedness owing by Borrower to Lender under the Purchase Agreement and the Note. In connection therewith, Lender has agreed to accept the amount of $2,879,872 in immediately available funds, plus reimbursement of Lender’s legal fees up to $15,000, in full payment and satisfaction of all of the liabilities, obligations and indebtedness owing by Borrower and Guarantor to Lender under the Purchase Agreement and other Loan Documents (the "Payoff Amount"); provided that the Payoff Amount is received on or before 4:00 p.m., eastern time, on the Closing Date. Upon (A) receipt by Lender by wire transfer of an amount equal to the Payoff Amount to the following account: BANK: xxxxxxxxxxxxxx xxxxxxxxxxxxxx xxxxxxxxxxxxxx xxxxxxxxxxxxxx BIC Code: xxxxxxxxxx

2 ACCOUNT NAME: xxxxxxxxxxxxx xxxxxxxxxxxxx ACCOUNT#: xxxxxxxxxxxxx and (B) receipt by Lender of a copy of this letter agreement duly executed by Borrower and Guarantor (the deliveries described in the foregoing clauses (A) and (B), the "Payoff Deliveries"), any and all liens and security interests of Lender in any and all of the property of Borrower, Guarantor and their subsidiaries that secure the obligations under the Purchase Agreement and other Loan Documents shall be deemed to be released and terminated in full and all liabilities, obligations and indebtedness owing by Borrower or Guarantor to Lender under the Purchase Agreement and other Loan Documents shall be deemed to have been satisfied in full. This letter agreement shall no longer be effective if the Payoff Deliveries are not received by Lender at or before 4:00 p.m. (Eastern time) on the Closing Date. Subject to receipt of all of the Payoff Deliveries at or before the Closing Date (date of such timely delivery, the “Payoff Date”), (i) Lender authorizes Borrower (or its designee) to file the UCC-3 Termination Statements in the form set forth on Exhibit A attached hereto, and (ii) Lender shall deliver to Borrower any other termination statements and lien releases, as applicable, pertaining to any liens and security interests of Lender in any of the property of Borrower, Guarantor or their subsidiaries, as Borrower may reasonably request, in connection with Lender's above-described release and termination of its security interests and liens. Each of Borrower and Guarantor (collectively, the “Loan Parties”), on behalf of itself, and its respective predecessors, successors, subsidiaries, affiliates, officers, directors, shareholders, employees, partners, members, predecessors, successors, assigns, servicers, representatives, attorneys contractors and agents (collectively, “Borrower Releasors”), hereby irrevocably and unconditionally releases and forever discharges Lender, its predecessors, successors, subsidiaries and affiliates, their respective officers, directors, shareholders, employees, partners, members, servicers, representatives, attorneys contractors, agents, predecessors, successors, assigns, and all persons acting by, through, under, or in concert with any of the aforesaid persons or entities (each a “Lender Released Party” and, collectively, “Lender Released Parties”), or any of them, from and against any and all causes of action, suits, debts, liens, obligations, liabilities, claims, demands, damages, judgments, losses, orders, penalties, costs and expenses, including, without limitation, attorneys’ fees, of any kind or nature whatsoever, whether under law, in equity or by statute, known or unknown, suspected or unsuspected, fixed or contingent, liquidated or unliquidated, which any of the Borrower Releasors now have, own, hold, or claim to have, own, or hold, or at any time heretofore have had, owned, held or claimed to have had, owned, or held against any of the Lender Released Parties arising from, based upon, or related to, whether directly or indirectly (collectively, “Claims”): (i) the loan of funds to Borrower pursuant to the Note (“Loan”); (ii) the Loan Documents; (iii) the collateral for the Loan and other obligations under the Loan Documents; (iv) any and all other agreements, documents or instruments referenced herein or in the Loan Documents or related hereto or thereto; (v) any statement, representation, warranty, act, omission, negligence, or breach of duty, in connection with the negotiation, execution, deliver or performance of the Loan Documents, during the term of the Loan Documents, or otherwise; or (vi) any other theory of liability. Borrower Releasors acknowledge that there is a risk that after the Closing Date, Borrower Releasors may discover, incur, or suffer from Claims which were unknown or unanticipated, including, without limitation, unknown or unanticipated Claims which, if known by Borrower Releasors, may have materially affected Borrower Releasors’ decision to execute this Agreement. Borrower Releasors represent and warrant to the Lender Released Parties that Borrower Releasors have not assigned or transferred or purported to assign or transfer any Claim or Claims or any portion thereof or any interest therein, and agree to indemnify, defend, and hold the Lender Released Parties harmless from and against any Claim or Claims based on, or arising out of, whether directly or indirectly, any such assignment or transfer, or purported assignment or transfer.

3 Lender, on behalf of itself, and its respective predecessors, successors, subsidiaries, affiliates, officers, directors, shareholders, employees, partners, members, predecessors, successors, assigns, servicers, representatives, attorneys contractors and agents (collectively, “Lender Releasors”), hereby irrevocably and unconditionally releases and forever discharges Borrower, Guarantor, their respective predecessors, successors, subsidiaries and affiliates, their respective officers, directors, shareholders, employees, partners, members, servicers, representatives, attorneys contractors, agents, predecessors, successors, assigns, and all persons acting by, through, under, or in concert with any of the aforesaid persons or entities (each a “Borrower Released Party” and, collectively, “Borrower Released Parties”), or any of them, from and against any and all Claims, which any of the Lender Releasors now have, own, hold, or claim to have, own, or hold, or at any time heretofore have had, owned, held or claimed to have had, owned, or held against any of the Borrower Released Parties arising from, based upon, or related to, whether directly or indirectly: (i) the loan of funds to Borrower pursuant to the Note (“Loan”); (ii) the Loan Documents; (iii) the collateral for the Loan and other obligations under the Loan Documents; (iv) any and all other agreements, documents or instruments referenced herein or in the Loan Documents or related hereto or thereto; (v) any statement, representation, warranty, act, omission, negligence, or breach of duty, in connection with the negotiation, execution, deliver or performance of the Loan Documents, during the term of the Loan Documents, or otherwise; or (vi) any other theory of liability. Lender Releasors acknowledge that there is a risk that after the Closing Date, Lender Releasors may discover, incur, or suffer from Claims which were unknown or unanticipated, including, without limitation, unknown or unanticipated Claims which, if known by Lender Releasors, may have materially affected Lender Releasors’ decision to execute this Agreement. Lender Releasors represent and warrant to the Borrower Released Parties that Lender Releasors have not assigned or transferred or purported to assign or transfer any Claim or Claims or any portion thereof or any interest therein, and agree to indemnify, defend, and hold the Borrower Released Parties harmless from and against any Claim or Claims based on, or arising out of, whether directly or indirectly, any such assignment or transfer, or purported assignment or transfer. If any payment or transfer (or any portion thereof) to Lender shall be subsequently invalidated, declared to be fraudulent or a fraudulent conveyance or preferential, avoided, rescinded, set aside or otherwise required to be return or repaid, whether in bankruptcy, reorganization, insolvency or similar proceedings involving the Loan Parties or otherwise, then the obligations purportedly satisfied with such payment or transfer shall immediately be reinstated, without need for any action by any person, and shall be enforceable against the Loan Parties and their successors and assigns as if such payment had never been made (in which case this letter agreement shall in no way impair the claims of Lender, the Lenders, and their respective participants with respect to such payment or transfer). This letter may be signed in multiple counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same instrument. One or more counterparts of this letter may be delivered by facsimile or other electronic signature, with the intention that they shall have the same effect as an original counterpart thereof. Section 5.9 of the Purchase Agreement is hereby incorporated herein and made a part hereof, mutatis mutandis.

Very truly yours, L1 Capital Global Opportunities Master Fund By: /s/ David Feldman Its: Portfolio Manager Agreed to by: SpringBig Holdings, Inc. By: /s/ Paul Sykes Its: Chief Financial Officer SpringBig, Inc. By: /s/ Paul Sykes Its: Chief Financial Officer